AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED JANUARY 25, 2008
TO CONTRACT PROSPECTUSES
AS SUPPLEMENTED JULY 28, 2006 AND MAY 1, 2007

          Effective January 25, 2008, American General Life Insurance Company ("AGL") is amending certain Variable Annuity Contract prospectuses for the purposes of adding information regarding AGL's Good Order policies, amending the Market Timing section of the prospectuses, and amending the "Legal Proceedings" section of the prospectuses.

          The following section is added to the Contract prospectuses:

          Purchase Payments and Transfer Requests in Good Order.  We will accept the Contract owner's instructions to allocate purchase payments to investment options, to make redemptions (including loans) or to transfer values among the Contract owner's investment options, contingent upon the Contract owner's providing us with instructions in good order.  This means that the Contract owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

          When we receive a purchase payment in good order, it will be treated as described in this prospectus.  If we receive an instruction that is not in good order, the requested action will not be completed, and any purchase payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

          We will attempt to obtain Contract owner guidance on requests not received in good order for up to five business days following receipt.  For instance, one of our representatives may telephone the Contract owner to determine the intent of a request.  If a Contract owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated purchase payments to the Contract owner along with the date the request was canceled.

          The Market Timing section of each prospectus is deleted and replaced in its entirety with the following:

          Market timing.  The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts.  Market timing carries risks with it, including:

          -       dilution in the value of Fund shares underlying investment options of other
                  Contract owners;

          -       interference with the efficient management of the Fund's portfolio; and

          -       increased administrative costs.

          We have policies and procedures affecting your ability to make exchanges within your Contract.  We use the term "exchange" to mean two things in this discussion about market timing.  We are not referring to the exchange of one life insurance policy for another policy or contract.  An exchange can be your allocation of all or a portion of a new purchase payment to an investment option.  An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option.  We are required to monitor the Contracts to determine if a Contract owner requests:

          -       an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option; or

          -       an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

          -       an exchange out of a variable investment option, other than the money market investment option, followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

          -       an exchange into a variable investment option, other than the money market investment option, followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

          If any of the above transactions occurs, we will suspend such Contract owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract owners or beneficiaries.  Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended.  A Contract owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days.  A Contract owner's subsequent violations of this policy will result in the suspension of Contract transfer privileges for six months.  Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

          The procedures above will be followed in all circumstances and we will treat all Contract owners the same.

          Restrictions initiated by the Funds and information sharing.  The Funds have policies and procedures restricting transfers into the Fund.  For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract owner's transfer request.  Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract owner.  We will follow the Fund's instructions.  The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

          Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

          In order to prevent market timing, the Funds have the right to request information regarding Contract owner transaction activity.  If a Fund requests, we will provide mutually agreed upon information regarding Contract owner transactions in the Fund.

          The "Legal Proceedings" section of each prospectus is deleted and replaced in its entirety with the following:

LEGAL PROCEEDINGS

          AGL is a party to various lawsuits and proceedings arising in the ordinary course of business.  Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred.  Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.